UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2007

Oracle Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51785	26-0126028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Greenwich Ave., 3rd Floor

Greenwich, Connecticut 06830

(Address of principal executive offices)

(203) 862-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 10, 2007, Oracle Healthcare Acquisition Corp. issued the press release attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description:

Exhibit 99.1	Press Release, dated September 8, 2007, issued by Oracle Healthcare Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE HEALTHCARE ACQUISITION CORP.

	By:	/s/ Joel D. Liffmann
Joel D. Liffmann
President and Chief Operating Officer

Date: September 10, 2007